NEW YORK LIFE INVESTMENTS VP FUNDS TRUST
NYLI VP Epoch U.S. Equity Yield Portfolio
NYLI VP Income Builder Portfolio
(the “Portfolios”)

Supplement dated January 22, 2025 (“Supplement”) to the
Summary Prospectuses dated May 1, 2024, as revised August 12, 2024, Prospectus dated May 1, 2024, as supplemented, and Statement of Additional Information (“SAI”) dated May 1, 2024, as amended December 18, 2024, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses, Prospectus, and SAI.

As previously reported, TD Bank N.A. and its parent company, TD Bank US Holding Company (collectively, “TD Bank”) recently pleaded guilty to various violations of federal anti-money laundering laws. The Portfolios’ sub-adviser, Epoch Investment Partners, Inc. (“Epoch”), is an affiliate of TD Bank. Epoch has informed the Portfolios that the conduct underlying TD Bank’s guilty plea does not relate to Epoch, any Epoch employee or Epoch’s investment advisory business.

Nevertheless, because of its affiliation with TD Bank, Epoch needed to obtain an exemptive order from the Securities and Exchange Commission (the “SEC”) to remain eligible to serve as an investment adviser to registered investment companies, including the Portfolios. On January 17, 2025, Epoch received a permanent order from the SEC permitting it to continue to provide sub-advisory services to the Portfolios and other registered investment companies notwithstanding TD Bank’s plea.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.